Enterprise Financial Services Corp 2021 Second Quarter Earnings Webcast Exhibit 99.2

Forward-Looking Statements Certain statements contained in this report may be considered forward-looking statements regarding Enterprise, including its wholly- owned subsidiary EB&T, FCBP, including its wholly-owned subsidiary First Choice, and Enterprise’s proposed acquisition of FCBP and First Choice. These forward-looking statements may include: statements regarding the acquisition, the consideration payable in connection with the acquisition, and the ability of the parties to consummate the acquisition. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that EFSC or FCBP anticipated in their forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, the possibility: that expected benefits of the acquisition may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the acquisition may not be timely completed, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement; the outcome of any legal proceedings that may be instituted against EFSC or FCBP; that prior to the completion of the acquisition or thereafter, EFSC’s and FCBP’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; that required regulatory, EFSC shareholder or FCBP shareholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; that adverse regulatory conditions may be imposed in connection with regulatory approvals of the acquisition; reputational risks and the reaction of the companies’ employees or customers to the transaction; diversion of management time on acquisition-related issues; that the COVID-19 pandemic, including uncertainty and volatility in financial, commodities and other markets, and disruptions to banking and other financial activity, could harm Enterprise and FCBP’s business, financial position and results of operations, and could adversely affect the timing and anticipated benefits of the proposed acquisition; and those factors and risks referenced from time to time in EFSC’s or FCBP’s filings with the SEC, including in their Annual Reports on Form 10-K for the fiscal year ended December 31, 2020, and their other filings with the SEC. For any forward-looking statements made in this press release or in any documents, EFSC and FCBP claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Except to the extent required by applicable law or regulation, each of EFSC and FCBP disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. 2

Financial Highlights - 2Q21 Capital • Tangible Common Equity/Tangible Assets* - 8.32%; Adjusted for PPP* 8.66% • Quarterly dividend of $0.18 per share; increased 6% to $0.19 in third quarter 2021 • Repurchased 251,637 shares at an average price of $47.00 per share • Net Income $38.4 million; Earnings per Share $1.23 • PPNR* $47.4 million • ROAA 1.50%; PPNR ROAA* 1.85% • ROATCE* 18.44% Earnings *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Loans & Deposits • Total Loans $7.2 billion • PPP Loans, net $396.7million • Loan/Deposits 84% • Total Deposits $8.6 billion • Noninterest-bearing Deposits/Total Deposits 36% Asset Quality • Nonperforming Assets/Assets 0.44% • Nonperforming Loans/Loans 0.58% • Allowance Coverage Ratio 1.77%; 2.09% adjusted for guaranteed loans including PPP Acquisitions • Completed acquisition of First Choice Bancorp on July 21, 2021 3

Areas of Focus Integration of First Choice Bancorp and First Choice Bank • Closed on July 21, 2021 • System conversion planned for fourth quarter 2021 Organic Loan Growth and Pipeline Leverage PPP Opportunities • Cross-selling Opportunities • Client Acquisition Workforce Opportunities • Operational Efficiencies • Remote Workforce and Return to Office • Economical Branch Structure 4

Total Loan Trends In Millions 18% Total Lo an Growth PPP $819 PPP* $613 PPP $738 *Represents PPP loans originated by EFSC Seacoast $1,224 PPP $397 PPP $808 5

Loan Details 2Q21 1Q21 QTR Change 2Q20 LTM Change C&I $ 1,116 $ 1,049 $ 67 $ 1,052 $ 64 CRE, Investor Owned 1,467 1,491 (24) 1,299 168 CRE, Owner Occupied 789 806 (17) 782 7 SBA loans*1 1,011 941 70 17 994 Sponsor Finance* 464 394 70 383 81 Life Insurance Premium Financing* 564 543 21 521 43 Tax Credits* 423 388 35 363 60 Residential Real Estate 302 300 2 327 (25) Construction and Land Development 468 438 30 456 12 Other 225 201 24 132 93 Subtotal $ 6,829 $ 6,551 $ 278 $ 5,332 $ 1,497 SBA PPP loans 397 738 (341) 808 (411) Total Loans $ 7,226 $ 7,289 $ (63) $ 6,140 $ 1,086 *Specialty loan category. 1Includes $686 million and $617 million of SBA guaranteed loans for 2Q21 and 1Q21, respectively. In Millions 6

Total Loans By Business Unit In Millions Note: Excludes PPP and Other loans **Acquisition of Seacoast closed on November 12, 2020 *1Q21 and 2Q21 include acquired Seacoast SBA loans 7

Specialty Deposits Community Associations $495 million in deposit accounts specifically designed to serve the needs of community associations. Property Management $362 million in deposits. Specializing in the compliance on Property Management Trust Accounts. Third-Party Escrow $101 million in deposits. Growing product line providing independent escrow services. Trust Services $76 million in deposit accounts. Providing services to nondepository trust companies. Specialty deposits of $1.4 billion represent 17% of total deposits. Includes high concentration of noninterest-bearing deposits with a low cost of funds. Other $387 million in deposit accounts primarily related to Sponsor Finance and Life Insurance Premium Financing loans. 4Q20 1Q21 2Q21 Community Assoc Property Mgmt Third- Party Escrow Trust Services Other $— $250 $500 In Millions 8

Earnings Per Share Trend - 2Q21 Change in EPS 1Q21 2Q21Net Interest Income Noninterest Income Provision for Credit Losses Merger-Related Expense $0.96 $1.23 Noninterest Expense 9

Net Interest Income Trend In Millions 24% NII Growth PPP Income $10.3 PPP Income $4.1 PPP Income $5.2 PPP Income $8.5 PPP Income $7.9 *Seacoast acquisition completed 11/12/20. 10

Net Interest Margin Components of Interest-bearing LiabilitiesComponents of Interest-earning Assets 1Q21 3.50 % Cash/Liquidity (0.05) % Loans 0.01 % Investments (0.01) % Cost of funds 0.01% 2Q21 3.46 % Net Interest Margin Trend Net Interest Margin Bridge 0.37% 11

Credit Trends for Loans 2Q21 1Q21 2Q20 NPAs/Assets 0.44% 0.42% 0.55% NPLs/Loans 0.58% 0.50% 0.68% ALLL/NPLs 303.4% 358.8% 265.9% ALLL/Loans** 2.09% 2.22% 2.07% Net Charge-offs (Recoveries) In Millions bps bps bps bps bps In Millions Loan Growth and Line of Credit Utilization* *Excludes acquisition of Seacoast for 4Q20 **Excludes guaranteed loans. 12

Allowance for Credit Losses for Loans In Thousands $131,527 $128,185• New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Charge-offs and recoveries 2Q21 In Thousands ACL Loans ACL as a % of Loans Commercial and industrial $ 53,351 $ 2,930,805 1.82 % Commercial real estate 51,567 3,200,748 1.61 % Construction real estate 11,632 556,776 2.09 % Residential real estate 4,677 305,497 1.53 % Other 6,958 232,441 2.99 % Total loans $ 128,185 $ 7,226,267 1.77 % Reserves on sponsor finance, which is included in the categories above, represented $20.1 million. Total ACL percentage of loans excluding PPP and other government guaranteed loans was 2.09% Key Assumptions: • Reasonable and supportable forecast period is one year with a one year reversion period. • Forecast considers a weighted average of baseline, upside and downside scenarios. • Primary macroeconomic factors: ◦ Percentage change in GDP ◦ Unemployment ◦ Retail Sales ◦ CRE Index 13

Noninterest Income Trend Other Fee Income DetailFee Income In Millions 13.1% 16.6% 19.3% 12.5% 16.5% 14

Operating Expenses Trend * A Non-GAAP Measure, Refer to Appendix for Reconciliation In Millions 15

Capital *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Excludes PPP loans. 8.0% 11.4% 11.6% 12.1% 12.3% 12.3% EFSC Capital Strategy: Low Cost - Highly Flexible High Capital Retention Rate – Strong earnings profile – Sustainable dividend profile Supporting Robust Asset Growth – Organic loan and deposit growth – High quality M&A to enhance commercial franchise and geographic diversification Maintain High Quality Capital Stock – Minimize WACC over time (preferred, sub debt, etc.) – Optimize capital levels T1 Common ~10%, Tier 1 ~12%, and Total Capital ~14% Maintain 8-9% TCE – Common stock repurchases – 251,637 repurchased at average price of $47.00 in 2Q21 – M&A deal structures – Drives ROATCE above peer levels TBV and Dividends per Share $24.22 $24.80 $25.48 $25.92 $26.85 $0.18 $0.18 $0.18 $0.18 $0.18 TBV/Share Dividends per Share 2Q20 3Q20 4Q20 1Q21 2Q21 16

Appendix Second Quarter 2021 Earnings Webcast

Earnings Per Share Trend: Year-over-Year 2Q20 YTD Net Interest Income Provision for Credit Losses Noninterest Income 2Q21 YTDChange in Shares Noninterest Expense Merger-Related Expense Change in EPS $1.04 $2.18 Change in Effective Tax Rate 18

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, ROATCE, PPNR, PPNR ROAA, financial metrics adjusted for PPP impact, and the tangible common equity ratio, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, ROATCE, PPNR, PPNR ROAA, financial metrics adjusted for PPP impact, and the tangible common equity ratio, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans, which were acquired from the FDIC and previously covered by loss share agreements, and the related income and expenses, the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans, but exclude incremental accretion on these loans. Core performance measures also exclude expenses directly related to non-core acquired loans. Core performance measures also exclude certain other income and expense items, such as merger related expenses, facilities charges, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. 19

Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 Sep 30, 2020 Jun 30, 2020 SHAREHOLDERS’ EQUITY TO TANGIBLE COMMON EQUITY AND TOTAL ASSETS TO TANGIBLE ASSETS Shareholders’ equity $ 1,118,301 $ 1,092,497 $ 1,078,975 $ 882,267 $ 867,963 Less: Goodwill 260,567 260,567 260,567 210,344 210,344 Less: Intangible assets 20,358 21,670 23,084 21,820 23,196 Tangible common equity $ 837,376 $ 810,260 $ 795,324 $ 650,103 $ 634,423 Total assets $ 10,346,993 $ 10,190,699 $ 9,751,571 $ 8,367,976 $ 8,357,501 Less: Goodwill 260,567 260,567 260,567 210,344 210,344 Less: Intangible assets 20,358 21,670 23,084 21,820 23,196 Tangible assets $ 10,066,068 $ 9,908,462 $ 9,467,920 $ 8,135,812 $ 8,123,961 Tangible common equity to tangible assets 8.32% 8.18% 8.40% 7.99% 7.81% 20

Reconciliation of Non-GAAP Financial Measures Quarter ended ($ in thousands) Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 Sep 30, 2020 Jun 30, 2020 CALCULATION OF PRE-PROVISION NET REVENUE Net interest income $ 81,738 $ 79,123 $ 77,446 $ 63,354 $ 65,833 Noninterest income 16,204 11,290 18,506 12,629 9,960 Less: Noninterest expense 52,456 52,884 51,050 39,524 37,912 Merger-related expenses 1,949 3,142 2,611 1,563 — PPNR (excluding merger-related expenses) $ 47,435 $ 40,671 $ 47,513 $ 38,022 $ 37,881 Average assets $ 10,281,344 $ 9,940,052 $ 9,141,159 $ 8,341,968 $ 8,158,204 ROAA - GAAP net income 1.50% 1.22% 1.26% 0.86% 0.72 % PPNR ROAA - Non-GAAP 1.85% 1.66% 2.07% 1.81% 1.87 % Quarter ended ($ in thousands) Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 Sep 30, 2020 Jun 30, 2020 IMPACT OF PAYCHECK PROTECTION PROGRAM Tangible assets - Non-GAAP (see reconciliation above) $ 10,066,068 $ 9,908,462 $ 9,467,920 $ 8,135,812 $ 8,123,961 PPP loans outstanding, net (396,660) (737,660) (698,645) (819,100) (807,814) Adjusted tangible assets - Non-GAAP $ 9,669,408 $ 9,170,802 $ 8,769,275 $ 7,316,712 $ 7,316,147 Tangible common equity Non - GAAP (see reconciliation above) $ 837,376 $ 810,260 $ 795,324 $ 650,103 $ 634,423 Tangible common equity to tangible assets 8.32% 8.18% 8.40% 7.99% 7.81 % Tangible common equity to tangible assets - adjusted tangible assets 8.66% 8.84% 9.07% 8.89% 8.67 % AVERAGE SHAREHOLDERS’ EQUITY AND AVERAGE TANGIBLE COMMON EQUITY Average shareholder’s equity $ 1,116,969 Less average goodwill 260,567 Less average intangible assets 20,997 Average tangible common equity $ 835,405 Return on average tangible common equity 18.44% 21

Reconciliation of Non-GAAP Financial Measures

($ in thousands)	Quarter ended Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Six Months ended Jun 30, 2021	Jun 30, 2020
CORE PERFORMANCE MEASURES							
Net interest income	$ 81,738	$ 79,123	$ 77,446	$ 63,354	$ 65,833	$ 160,861	$ 129,201
Less: Incremental accretion income	—	—	856	1,235	719	—	1,992
Core net interest income	81,738	79,123	76,590	62,119	65,114	160,861	127,209
Total noninterest income	16,204	11,290	18,506	12,629	9,960	27,494	23,368
Less: Gain on sale of investment securities	—	—	—	417	—	—	4
Less: Gain on sale of other real estate owned	549	—	—	—	—	549	—
Less: Other non-core income	—	—	—	—	265	—	265
Core noninterest income	15,655	11,290	18,506	12,212	9,695	26,945	23,099
Total core revenue	97,393	90,413	95,096	74,331	74,809	187,806	150,308
Total noninterest expense	52,456	52,884	51,050	39,524	37,912	105,340	76,585
Less: Other expenses related to non-core acquired loans	—	—	8	25	12	—	24
Less: Merger-related expenses	1,949	3,142	2,611	1,563	—	5,091	—
Less: Non-recurring excise tax	—	—	—	—	—	—	—
Core noninterest expense	50,507	49,742	48,431	37,936	37,900	100,249	76,561
Core efficiency ratio	51.86 %	55.02 %	50.93 %	51.04 %	50.66 %	53.38 %	50.94 %

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Q & A Second Quarter 2021 Earnings Webcast